Exhibit 35.4

[Letterhead of National City Mortgage Co.]

National City Mortgage Co. A subsidiary of National City Bank of Indiana 3232 Newmark Drive • Miamisburg, Ohio 45342 Telephone: (937) 910-1200

Mailing Address: P.O. Box 1820 Dayton, Ohio 45401-1820

SERVICER COMPLIANCE STATEMENT (ITEM 1123)

NATIONAL CITY MORTGAGE CO.

Re: The issuing entities listed on Exhibit B hereto (each, an ‘Issuing Entity’)

The undersigned, a duly authorized officer of National City Mortgage Co., as servicer (the “Servicer”) pursuant to the applicable servicing agreement, does hereby certify that:

1. A review of the Servicer’s activities during the period covered by each relevant Issuing Entity’s report on Form 10-K and of the Servicer’s performance under the applicable servicing agreement has been made under my supervision.

2. To the best of my knowledge, based on such review, the Servicer has fulfilled all of its obligations under the applicable servicing agreement in all material respects throughout such period.

IN WITNESS WHEREOF, the undersigned has duly executed this Certificate this 28th day of February 2008.

NATIONAL CITY MORTGAGE CO.

By:	/s/ Philip D. Cunningham III
Name:	Philip D. Cunningham III
Title:	Executive Vice President

No one Cares More!

Exhibit B

RALI SERIES 2006-QA4 TRUST

RALI SERIES 2006-QA5 TRUST

RALI SERIES 2006-QS1 TRUST

RALI SERIES 2006-QS2 TRUST

RALI SERIES 2006-QS3 TRUST

RALI SERIES 2006-QS5 TRUST

RALI SERIES 2006-QS6 TRUST

RALI SERIES 2006-QS7 TRUST

RALI SERIES 2006-QS8 TRUST

RALI SERIES 2006-QS10 TRUST

RALI SERIES 2006-QS13 TRUST

RALI SERIES 2006-QS16 TRUST

RALI SERIES 2006-QS18 TRUST

RAMP SERIES 2006-RZ3 TRUST

RFMSI SERIES 2006-S10 TRUST

RFMSI SERIES 2006-S11 TRUST

RFMSI SERIES 2006-S12 TRUST

2007-GMACB0702

2007-GMACB0703

2007-GMACB0706

2007-GMACB0711

2007-GMACB0712

2007-GMACB0715

2007-GMACB0716

2007-GMACB0717

2007-GMACB0721

2007-GMACB0725

2007-GMACB0726

2007-GMACB0727

2007-GMACB0732

2007-GMACB0733

2007-GMACB0737

2007-GMACB0740

2007-GMACB0742

2007-GMACB0743

2007-GMACB0744

RALI 2007-QS1

RALI 2007-QS4

RALI 2007-QS6

RALI 2007-QS9

RALI 2007-QS3